                                                                   EXHIBIT 10.40

                      AMENDED, RESTATED AND CONSOLIDATED
                    EQUIPMENT AND LEASE PURCHASE AGREEMENT


     THIS AMENDED, RESTATED AND CONSOLIDATED EQUIPMENT AND LEASE PURCHASE AGREEMENT (this "Agreement"), dated as of August 28, 1997, is entered into by
                 ---------
and between ROCKFORD LIMITED I, a New York corporation ("Purchaser"), and
                                                         ---------
ROCKFORD INDUSTRIES, INC., a California corporation ("Seller").
                                                      ------

                                   RECITALS

     Seller and Purchaser (in its own capacity and as successor in interest to each of Purchaser's Predecessors through the merger thereof into Purchaser) are parties to each of the Existing Purchase Agreements (as these and the other capitalized terms used and not otherwise defined in these Recitals are defined in Section 1.01 hereof), pursuant to which, among other things, the Existing
   ------------
Trust Assets were transferred by Seller to Purchaser or one of Purchaser's Predecessors.

     Seller and Purchaser have entered into this Agreement in order to continue, modify, combine, consolidate and restructure the Existing Purchase Agreements to: (a) reflect the addition of a surety bond issued by a "AAA" or "Aaa" rated monoline insurance company under the Pooling and Servicing Agreement (as defined below); (b) cause the Class A Certificates to be issued under the Pooling and Servicing Agreement in replacement of the Existing Certificates (and all newly issued Class A Certificates to be issued thereunder) to receive a "AAA" or "Aaa" rating; (c) cause the Class B Certificates to be issued under the Pooling and Servicing Agreement in replacement of the Existing Certificates (and all newly issued Class B Certificates to be issued thereunder) to receive a "BBB" rating;
(d) continue, combine, consolidate, modify (in various respects), add to and restate the representations, warranties, covenants and other obligations originally made in or created under the Existing Purchase Agreements with respect to the Existing Trust Assets and all other Lease Contracts and related Equipment to be sold to Purchaser hereunder; and (e) combine, consolidate, amend, restate and completely replace the Existing Purchase Agreements, all upon the terms and provisions and subject to the conditions hereinafter set forth.

     Accordingly each of the Existing Purchase Agreements is hereby modified, amended, combined, consolidated, restated, and replaced in their entirety in accordance with the following terms and conditions, effective as of the date hereof:

                                   RECITALS

     Any capitalized terms used but not defined in these recitals shall have the meaning ascribed thereto in Article I below.
                            ---------

     Contemporaneously with the execution of this Agreement, (a) Purchaser (in its own capacity and as successor in interest to each of Purchaser's Predecessors through the merger thereof into Purchaser), as seller, Seller, as servicer, and Texas Commerce Bank National Association ("Trustee"), as trustee
                                                         -------
and back-up servicer, and SunAmerica Life Insurance Company ("SunAmerica") have
                                                              ----------
executed that certain Amended, Restated and Consolidated Pooling and Servicing Agreement of even date herewith (the "Pooling and Servicing Agreement"), and (b)
                                      -------------------------------
Purchaser, as seller, SunAmerica, as purchaser, and Seller and Trustee have executed that certain Purchase Agreement, of even date herewith (the "Purchase
                                                                      --------
Agreement").
---------

     The Purchase Agreement provides for the issuance (pursuant to the Pooling and Servicing Agreement) of up to $200,000,000 aggregate initial principal balance of Certificates (as such amount may be increased in Purchaser's sole discretion in accordance with Section 2.03(a) of the Purchase Agreement), as to
                              ---------------
all Certificates other than the Consolidated Certificates to be issued under the Pooling and Servicing Agreement on the Initial Closing Date. The Certificates evidence fractional undivided interests in a Trust with a corpus consisting of a pool of the Existing Trust Assets and the other Lease Contracts assigned to the Trust by Seller under the Pooling and Servicing Agreement.

     Under the terms of the Purchase Agreement, SunAmerica has agreed, subject to certain conditions, to purchase the Certificates from Purchaser.

     Purchaser desires to (a) reconfirm the purchase from Seller of the Existing Trust Assets, together with the Equipment covered thereby, in accordance with the terms and provisions of this Agreement and the Pooling and Servicing Agreement, and (b) purchase from Seller the other Lease Contracts that will be assigned by Purchaser to the Trust in accordance with the terms and provisions of this Agreement and the Pooling and Servicing Agreement, together with the Equipment covered thereby. Seller desires to (i) reconfirm the sale to Purchaser of the Existing Trust Assets, together with the Equipment covered thereby, in accordance with the terms and provisions of this Agreement and the Pooling and Servicing Agreement, and (ii) sell to Purchaser the other Lease Contracts that will be assigned by Purchaser to the Trust, together with the Equipment covered thereby, in accordance with the terms and provisions of this Agreement and the Pooling and Servicing Agreement.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties agree as follows.

                                      I.

                                  DEFINITIONS

A.        Certain Definitions.  The following terms shall have the meanings
          -------------------
given them below:

          "Available Commitment Amount" shall mean $200,000,000 (as such amount
           ---------------------------
     may be increased in Purchaser's sole discretion in accordance with Section
                                                                        -------
     2.03(a) of the Purchase Agreement), minus the aggregate initial principal
     -------                             -----
     amount of all Certificates previously issued and authenticated pursuant to the Pooling and Servicing Agreement, other than the Consolidated Certificates to be issued under the Pooling and Servicing Agreement on the Initial Closing Date.

          "Bill of Sale and Assignment" shall mean the form of Bill of Sale and
           ---------------------------
     Assignment attached hereto as Exhibit "A-1" or "A-2".
                                   ---------------------

          "Existing Purchase Agreements" shall mean each of the following
           ----------------------------
     agreements, as modified and supplemented as of the Initial Closing Date, but without giving effect to any of the modifications thereto provided in this Agreement:

          (a) the Purchase Agreement dated as of January 31, 1995, between Seller and Purchaser;

          (b) the Purchase Agreement dated as of February 23, 1996 between Seller and Rockford Limited II;

          (c) the Purchase Agreement dated as of June 28, 1996 between Seller and Rockford Limited II-B;

          (d) the Purchase Agreement dated as of September 27, 1996 between Seller and Rockford Limited II-C; and

          (e) the Purchase Agreement dated as of February 7, 1997 between Seller and Rockford Limited II-D.

          "Lease Contract" shall mean each Lease Contract (as such term is
           --------------
     defined in the Pooling and Servicing Agreement) constituting part of the Existing Trust Assets and each other Lease Contract sold to Purchaser under this Agreement.

          "Principal Agreements" means this Agreement, the Pooling and Servicing
           --------------------
     Agreement, the Purchase Agreement, the Capital Contribution Agreement, and the Insurance Agreement.

          "Purchaser's Predecessors" shall mean Rockford Limited II, Rockford
           ------------------------
     Limited II-B Rockford Limited II-C and Rockford Limited II-D, each of which was a New York corporation that was merged into Seller prior to the date hereof.

          "Repurchase Price" shall have the meaning given to such term in
           ----------------
     Section 6.01(a) hereof.
     -------

          "Residual Value" means, with respect to the Equipment covered by a
           --------------
     Lease Contract, the amount, if any, by which (a) the fair market value of such Equipment as of the Closing Date on which such Equipment is sold to Purchaser, exceeds (b) the Discounted Lease Contract Balance of such Lease as of such Closing Date.

A.        Other Definitions.  Other capitalized terms used, but not defined
          -----------------
herein, shall have the meanings given them in the Pooling and Servicing
Agreement.

                                      I.

              PURCHASE AND SALE OF EQUIPMENT AND LEASE CONTRACTS

A.        [Intentionally Omitted]

A.        Initial Closing Date Conditions.  The Purchaser's obligations
          -------------------------------
hereunder shall be subject to the satisfaction (or waiver thereof by the Purchaser, the Trustee, the Bond Insurer and SunAmerica) on the Initial Closing Date of each of the conditions precedent set forth in Section 2.02 of the
                                                      ------------
Purchase Agreement, which conditions precedent are hereby incorporated by reference herein to the extent they relate to Seller, with respect to the Existing Trust Assets and the other Lease Contracts and related Equipment covered by this Agreement.

A.        Closings.
          --------

1. Subject to the terms and conditions set forth herein, (i) on the Initial Closing Date, Seller shall reconfirm the prior sale of the Existing Trust Assets to Purchaser subject to the terms and conditions of the Pooling and Servicing Agreement and the Purchase Agreement, and (ii) on each Subsequent Closing Date, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, those Eligible Lease Contracts and other rights and interests to be conveyed by Purchaser to the Trust on such Subsequent Closing Date under the terms of the Purchase Agreement and the Pooling and Servicing Agreement, together with the Equipment covered thereby; provided, however, that the sum of
                                             --------  -------
the aggregate initial principal balance of all "New Certificates" (as defined in the Purchase Agreement) purchased on each Subsequent Closing Date and all prior Subsequent Closing Dates shall not exceed the then Available Commitment Amount. The purchase price for the Eligible Lease Contracts and related Equipment to be sold on each Subsequent Closing Date shall be equal to the Aggregate Discounted Lease Contract Balance of such Eligible Lease Contracts. Notwithstanding anything to the contrary contained herein, all Closing Dates must occur no later than the Commitment Expiration Date. Purchaser shall have no further right or obligation to purchase Lease Contracts and Equipment on or after the Commitment Expiration Date.

1. Payment for and delivery of the Lease Contracts and related Equipment to be purchased by Purchaser from Seller on a Subsequent Closing Date (other than the purchase price for Existing Trust Assets, which Seller and Purchaser hereby confirm has previously been paid in full) shall be made at a closing at the offices of Purchaser set forth in Section 8.05(a) hereof at 12:00 noon New
                                      ---------------
York City time on the relevant Closing Date. Payment of the purchase price for such other Lease Contracts and related Equipment shall be made by Purchaser in federal or other immediately available funds to Seller's account at CoreStates Bank, N.A., ABA no. 031-0000-11 for credit to loan account no. 14127-10740, account title: CoreStates Controlled Account for Rockford Industries, Inc., REF. Rockford.

A.        Subsequent Closing Conditions.  Purchaser's obligation to purchase and
          -----------------------------
otherwise accept Lease Contracts and related Equipment from Seller on any Subsequent Closing Date (other than the Existing Trust Assets) shall be subject to the satisfaction (or waiver by Purchaser with the consent of the Controlling Party) on such Subsequent Closing Date of the following conditions precedent (references in this Section 2.04 to "Bill of Sale and Assignment", "Lease
                    ------------
Contracts" and "Equipment" shall be deemed to refer to the Bill of Sale and Assignment to be executed by Seller in connection with such Subsequent Closing Date and the other Lease Contracts and Equipment covered by such Bill of Sale and Assignment):

     1. The Pooling and Servicing Agreement, the Purchase Agreement, the Capital Contribution Agreement and the Insurance Agreement shall be in full force and effect.

     1. The representations and warranties of Seller in the Principal Agreements shall be true and correct in all material respects on and as of the Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and Seller shall have complied with all the agreements and satisfied all the conditions under the Principal Agreements in all material respects on its part to be performed or satisfied at or prior to the Subsequent Closing Date.

     1. One or more Bills of Sale and Assignment properly executed by Seller and confirming the prior conveyance to Purchaser of the Existing Trust Assets and related Equipment, and/or conveying to Purchaser the other Lease Contracts, the related Equipment and other rights and interests, shall have been delivered to Purchaser.

     1.        All conditions to closing as set forth in Section 2.03 and
                                                         ------------
     Section 2.04 of the Purchase Agreement shall have been fulfilled, to the
     ------------
     extent they may be fulfilled prior to the performance by Purchaser of its obligations under this Agreement.

A.        Execution of Bill of Sale and Assignment.  In connection with the
          ----------------------------------------
reconfirmation of the sale of the Existing Trust Assets Seller as of the Initial Closing Date, Seller shall execute a Bill of Sale and Assignment substantially in the form of Exhibit "A-1" hereto and deliver the same to Purchaser. In
               ------------
connection with each sale and purchase of the other Lease Contracts and Equipment hereunder as of any Subsequent Closing Date, Seller shall execute a Bill of Sale and Assignment substantially in the form of Exhibit "A-2" hereto
                                                         ------------
and deliver the same to Purchaser.

A.        Intent of the Parties.  Except as provided in Section 5.02 hereof with
          ---------------------                         ------------
respect to tax treatment only, it is the intention of the parties to this Agreement that the conveyance of Seller's right, title and interest in and to the Existing Trust Assets and the other Lease Contracts and Equipment pursuant to this Agreement shall constitute a purchase and sale and not a loan. If, notwithstanding the foregoing, the conveyance of the Existing Trust Assets and the other Lease Contracts and Equipment to Purchaser is characterized by any third party as a pledge, the parties intend that Seller shall be deemed hereunder to have granted (and does hereby grant) to Purchaser a first priority perfected security interest in all of Seller's right, title and interest in, to and under the Existing Trust Assets and the other Lease Contracts, Equipment and other rights, titles and interests covered by the Bill of Sale and Assignments and all monies due or to become due with respect thereto after the applicable Cut-Off Date, and all proceeds of any of the foregoing and that this Agreement shall constitute a security agreement under applicable law.

A.        Servicing of Lease Contracts and Equipment.  In connection with the
          ------------------------------------------
contribution, assignment, transfer and conveyance of the Existing Trust Assets and the other Lease Contracts and the Equipment to the Purchaser pursuant to this Agreement, the Seller hereby agrees to service the Existing Trust Assets and the other Lease Contracts and Equipment for the benefit of the Purchaser (and its successors and assigns) in accordance with the terms and conditions of the Pooling and Servicing Agreement.

A.        Delivery of Lease Contracts.  The Seller shall deliver the Existing
          ---------------------------
Trust Assets and the other Lease Contracts and the items described in the definition of Lease Files to the Trustee so that the Trustee may retain possession thereof as provided in the Pooling and Servicing Agreement.

A.        Review of Lease Files.
          ---------------------

1. If the Purchaser, the Seller or the Trustee (who shall thereupon notify the Seller and the Trustee) discovers that any Lease Contract documents required to be in the Lease File are missing or defective (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect, the Seller shall correct or cure such omission, defect or other irregularity within 30 days from the date the Seller discovered, or is notified by the Trustee of, such omission or defect and, if the Seller does not correct or cure such omission or defect within such period, the Seller shall repurchase such Lease Contract from the Purchaser or substitute a Substitute Lease Contract therefor, each in accordance with Section 6.01(a) hereof.
                                                 ---------------

1. If the original Certificate of Title with respect to any Vehicle covered by a Lease Contract is not delivered to the Trustee within 90 days after the Closing Date on which such Lease Contract was sold to the Purchaser hereunder, then the Seller shall repurchase such Lease Contract from the Purchaser or substitute a Substitute Lease Contract therefor, each in accordance with Section 6.01(a) hereof.
     ---------------

                                      I.

                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

A.        Regarding Seller.
          ----------------

1. Seller has the corporate power and authority to execute and deliver the Principal Agreements and to carry out their terms.

1. The consummation of the transactions contemplated by and the fulfillment of the terms of the Principal Agreements will not conflict with or require any consent or approval under (as applicable) the certificate of incorporation or by-laws of Seller. The consummation of the transactions contemplated by and the fulfillment of the terms of the Principal Agreements also will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, or require any consent or approval under (as applicable) the certificate of incorporation or by-laws of Seller or any material term of any material indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, (ii) result in the creation or imposition of any material Lien upon any of its material properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law or any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties, which conflict, breach, Lien or violation might reasonably be expected to have a material adverse effect on the ability of Seller to comply with the terms of any of the Principal Agreements or a material adverse effect on the Existing Trust Assets and the other Lease Contracts, Equipment, and other rights and interests to be sold to Purchaser under this Agreement.

1. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over Seller or any of its properties or assets is required to be obtained by or with respect to Seller in connection with the execution, delivery and performance by Seller of the Principal Agreements and the consummation of the transactions contemplated hereby and thereby. The Seller has obtained all necessary licenses, permits and charters required to be obtained by the Seller, which failure to obtain would render any portion of the Principal Agreements unenforceable and would have a material adverse effect on the Bond Insurer or the Certificateholders.

1. The Principal Agreements have been duly and validly authorized, executed and delivered by Seller and constitute valid and legally binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability is subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the availability of equitable remedies.

1. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of any of the Principal Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Principal Agreements, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, any of the Principal Agreements, or
(iv) if determined adversely might reasonably be expected to have a material adverse effect on the Existing Trust Assets and the other Lease Contracts, Equipment and other rights and interests to be sold to Purchaser under the terms of this Agreement.

1. The representations and warranties made by Seller in the Purchase Agreement, the Pooling and Servicing Agreement, the Capital Contribution Agreement and the Insurance Agreement are true and correct.

1. The chief executive office and principal place of business of Seller is located in Orange County, California, at the address set forth in this Agreement, and there have been no other such locations during the last four calendar months .

1. Seller is solvent and will not become insolvent after giving effect to the transactions contemplated by the Principal Agreements, Seller has not incurred any indebtedness or other payment obligations beyond its ability to pay; and Seller, after giving effect to the transactions contemplated by the Principal Agreements, will have an adequate amount of capital to conduct its business in the foreseeable future.

1. There is no outstanding injunction, writ, restraining order or other order of any nature that reasonably may be expected to adversely affect Seller's performance of its obligations under the Principal Agreements or the consummation of the transactions contemplated thereby.

1. Seller is in compliance in all material respects with all applicable laws, rules, regulations, and orders with respect to the Seller, its business and properties and all of its Lease Contracts and Equipment. Seller has all material applicable permits, licenses and authorizations necessary for the conduct of its business and the ownership of its material assets.

1.             Seller has filed on a timely basis all required tax returns.

1. All of the pension or profit sharing plans of Seller or any of its Affiliates have been fully funded in accordance with the applicable obligations of Seller and such Affiliates.

1.             The legal name of Seller is as set forth in this Agreement.
Seller has not changed its name in the last six years and does not have any trade names, fictitious names, assumed names or "doing business as" names, except that Seller is qualified to do business in the States of New Jersey and Oklahoma under the fictitious name "Rockford Financial, Inc."

1. Seller has valid business reasons for selling the Existing Trust Assets and the other Lease Contracts and related Equipment rather than obtaining a loan using such assets as collateral.

1. No event has occurred which materially and adversely affects Seller's operations or its ability to perform its obligations under or to consummate the transactions contemplated by the Principal Agreements.

A.        Regarding the Lease Contracts and Related Equipment.  As of the
          ---------------------------------------------------
Initial Closing Date with respect to all Lease Contracts and Equipment constituting part of the Existing Trust Assets and, with respect to all other Lease Contracts and related Equipment sold to Purchaser hereunder, on the Closing Date with respect to the sale of such other Lease Contracts and related
Equipment:

1. There is no restriction or limitation in any of the Lease Contracts or otherwise on the sale of the Lease Contracts and Equipment to Purchaser pursuant to the terms of this Agreement or on the assignment by Purchaser of the Lease Contracts and other rights and interests to the Trustee pursuant to the terms of the Purchase Agreement and the Pooling and Servicing Agreement. The transfer, assignment and contribution to the Purchaser of the Lease Contracts, Lease Receivables and the Seller's right, title and interest in any item of Equipment will not violate the terms or provisions of any such Lease Contract or Lease Receivables or any other agreements to which the Seller then is a party or by which it is bound.

1. Seller owns, or will own immediately prior to the sale of such Lease Contract and Equipment to Purchaser hereunder, the Equipment covered by each Lease Contract (except for any computer software included therein, for which Seller's interest is limited to a non-exclusive transferable license) or has, or will have immediately prior to the sale of such Lease Contract and Equipment to Purchaser hereunder, a first priority perfected security interest in such Equipment.

1. The Seller will cause its records to be marked to reflect the transfer of the Lease Contracts to the Purchaser.

1. With respect to each Lease Contract, only one original of such Lease Contract exists and such Lease Contract along with all documents set forth in the definition of Lease File has been delivered to the Trustees.

1. Each Lease Contract is genuine and in full force and effect in accordance with its terms. Each Lease Contract is noncancelable by the Lessee during the term of such Lease Contract, and nothing has occurred or failed to be performed which would or might permit any Lessee to terminate such Lease Contract or suspend or reduce any payments or obligations due or to become due in respect of such Lease Contract by reason of default by the lessor party under such Lease Contract. No Lessee in respect of a Lease Contract is the subject of a bankruptcy, insolvency or other similar proceeding.

1. There does not exist any default or delinquency in the payment of any Scheduled Payments due under any Lease Contract in excess of 30 days and there does not exist any other default, breach, violation or event permitting acceleration, termination or repossession under any Lease Contract or any event which, with notice and the expiration of any applicable grace or cure period, would constitute such a default, breach, violation or event permitting acceleration, termination or repossession under such Lease Contract. Seller has no reason to believe that the Scheduled Payments under any Lease Contract will not be timely and fully paid.

1. All requirements of any federal, state or local law, rule or regulation, including without limitation, usury, applicable to each Lease Contract (including the origination, acquisition and servicing thereof) have been complied with in all material respects, and no party to any Lease Contract is in violation of any such law, rule or regulation. No Lease Contract violates any other agreement between Seller or any of its Affiliates and the Lessee thereunder.

1.             Each Lease Contract has the following characteristics:

     a)        ()   such Lease Contract was originated in the United States,
     Canada or Puerto Rico, and the Scheduled Payments thereunder are payable in U.S. dollars by a Lessee domiciled in the United States, Canada or Puerto Rico;

     a)        ()   [Intentionally Omitted];

     a)        ()   no Lessee in respect of such Lease Contract is an Affiliate of Purchaser;

     a)        ()   the Lessee under such Lease Contract has unconditionally
     accepted the Equipment covered by such Lease Contract;

     a)        ()   Scheduled Payments due under such Lease Contract on and
     after the Cut-Off Date are payable into the Lockbox Account;

     a)        ()   the Lessee under such Lease Contract does not have any
     contractual right to prepay the Scheduled Payments due under such Lease Contract;

     a)        ()   such Lease Contract is an Eligible Lease Contract and
     complies with all applicable laws for the purposes for which the Equipment covered thereby is permitted to be used thereunder; and

     a)        ()   such Lease Contract constitutes "chattel paper" under the
     UCC.

1. Each Lease Contract is a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with its terms by the Purchaser (and by the Trustee as assignee) (subject to bankruptcy, insolvency and other similar laws affecting creditors' rights in general and the availability of equitable remedies).

1.             Each item of Equipment is subject to a Lease Contract.

1. Other than financing statements or similar statements or instruments of registration under the law of any jurisdiction on file or registered in any public office covering any interest of any kind in the Lease Contracts or Equipment which (i) are to be terminated, released or assigned to Trustee on or prior to the Closing Date hereunder, or (ii) are to be filed pursuant to this Agreement or the Pooling and Servicing Agreement, there are no such statements or instruments on file.

1. The Lessee under each Lease Contract is personally and unconditionally liable for the payment and performance of its obligations in respect of such Lease Contract. Pursuant to the terms of each Lease Contract, as of the Cut-Off Date the Lessee under each Lease Contract will be absolutely required to make to Trustee all payments (including, without limitation, all Scheduled Payments under such Lease Contract in respect of periods on and after the Cut-Off Date) and perform all obligations under such Lease Contract without abatement, deferment or defense of any kind or for any reason. No Lease Contract is subject to any right of claim, rescission, set-off, counterclaim, abatement or defense, including (without limitation) any defense of usury, nor will the operation of any of the terms of any Lease Contract or the exercise of any right or remedy thereunder render such Lease Contract or the obligations thereunder unenforceable, or subject the same to any right of claim, rescission, set-off, counterclaim, abatement or defense. No Lessee has asserted any such right of claim, rescission, set-off, counterclaim, abatement or defense to its obligations under its Lease Contract.

1. None of the Lease Contracts have been modified, amended or extended at any time (in the manner of an extension in the maturity date, a change in the amount or time of payment of any installment of rent, or in any way which would individually or in the aggregate materially adversely affect the Purchaser's or the Trustee's rights thereunder or would prohibit payment by the Lessee to the Trustee or otherwise), no indulgences or waivers have been granted in respect of the obligations of any Lessee under any Lease Contract, and none of Seller, Purchaser or any Affiliate of either such party has advanced any monies on behalf of or to cure any breach or default by any Lessee.

1. Each Lease Contract requires the Lessee thereunder at its own cost and expense to maintain the Equipment leased thereunder in good repair, condition and working order, and to the best of Seller's knowledge each Lessee is currently in compliance with such requirement.

1. Each Lease Contract requires the Lessee thereunder to pay all fees, taxes (except income taxes), and other charges or liabilities arising with respect to the Equipment leased thereunder or the use thereof, to keep the Equipment free and clear of any and all liens, security interests and other encumbrances, to hold harmless the lessor thereunder and its successors and assigns against the imposition of any such fees, charges, liabilities and encumbrances, to bear all risk of loss associated with the Equipment covered by or securing the obligations under such Lease Contract during the term of such Lease Contract and to maintain at the cost of the Lessee public liability and casualty insurance in respect of such Equipment covered by such Lease Contract.

1. Each Lease Contract prohibits without the lessor's prior written consent any relocation of the Equipment covered by such Lease Contract and requires the Lessee thereunder to execute such agreements and documents (including without limitation any UCC-1 financing statements or amendments thereto) as may reasonably be requested by the lessor in connection with any such relocation.

1. None of the Lease Contracts or any agreement with any Lessee requires the consent or approval of any Lessee with respect to the sale, assignment and transfer by Seller or Purchaser of their respective right, title and interest in and to such Lease Contracts and the Equipment covered thereby and grants of security interests in the Equipment under the Principal Agreements.

1. The rights with respect to each Lease Contract are assignable by the Seller without the consent of any person other than consents which will have been obtained on or before the Closing Date.

1. Each Lease Contract, Lease Receivable and the Seller's interest in the Equipment have not been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser.

1. All federal, state and local sales, use, property and other similar taxes (and penalties and interest thereon) in respect to the Lease Contracts, any Equipment covered by or securing the obligations under the Lease Contracts, or any payments on the Lease Contracts, that have become due and payable have been paid to every applicable Governmental Authority.

1. The interest of Seller in respect of the Equipment covered by or securing the obligations under such Lease Contract has been duly perfected by the filing or recording in applicable jurisdictions of UCC financing statements or other documents sufficient to perfect Seller's interest in such Equipment in accordance with the perfection requirements of Section 2.01(d) of the Pooling
                                               ---------------
and Servicing Agreement. Without limiting the generality of the foregoing, as to each such Lease Contract, Seller has properly filed in the appropriate locations in the state in which the Equipment covered by such Lease Contract is located properly executed UCC financing statements showing the Lessee as the lessee/debtor, Seller as the lessor/secured party, and the Equipment as collateral, and the same are in full force and effect. All Equipment is located within the United States, Canada or Puerto Rico.

1. Each Lease Contract involves the lease of tangible personal property owned by Seller or the loan of money secured by a security interest in tangible personal property owned by the Lessee thereunder, except in such case any computer software included therein, for which Seller's interest is limited to a non-exclusive, transferable license.

1. All filings and recordings required to perfect the title of Trustee to the Lease Contracts and Lease Receivables and Trustee's security interest in the Equipment in accordance with the perfection requirements of
Section 2.01(d) of the Pooling and Servicing Agreement have been, or by the
---------------
applicable Closing Date will be, accomplished and are, or within 10 days after the applicable Closing Date will be, in full force and effect.

1. The Scheduled Payments due under the Lease Contracts covered by this Agreement, if paid in accordance with the Lease Schedule, are in an amount adequate to pay the original principal balance of the Class A Certificates and Class B Certificates issued or to be issued under the Pooling and Servicing Agreement in connection with this Agreement and interest thereon at the respective interest rates set forth in such Certificates and the Servicing Fee, Back-up Servicer Fee, Trustee Fee applicable to such Lease Contracts.

1. Each Lease Contract was originated or acquired by Rockford in the ordinary course of its business and at the time of such origination or acquisition satisfied Rockford's origination criteria for equipment leases of the type of the Lease Contracts (including, without limitation, credit, type of equipment, gross receivable limitation and other criteria).

1. The Equipment covered by each Lease Contract is insured against loss by fire and such other hazards as are customary for personal property of the same or similar type, such insurance being in an amount not less than the full replacement value of such Equipment subject to customary deductions, all in accordance with Section 3.02(x) of the Purchase Agreement.
                ---------------

1. The sale, transfer and conveyance by Seller of the Lease Contracts and related Equipment to Purchaser are not a "bulk transfer" within the meaning of Article 6 of the UCC as in effect in any applicable jurisdiction.

1. Seller has not received any notice challenging its ownership or the priority of its security interest in the Equipment covered by any Lease Contract, and there are no proceedings pending before any court or Governmental Authority or threatened by any Lessee or other party, (i) asserting the invalidity of any Lease Contract, (ii) seeking to prevent payment and performance by any Lessee of any Lease Contract or any other agreement between such Lessee and Seller, or (iii) seeking any determination or ruling that might adversely affect the validity or enforceability of any Lease Contract.

1. As to each Lease Contract, there are no agreements or understandings between Seller and the Lessee in respect of such Lease Contract or otherwise binding on Seller other than as expressly set forth in the written instruments contained in the Lease Files.

1.             None of the Lessees is a Governmental Authority.

1. The Lease Schedule contains a statement of the amount and number of Scheduled Payments payable by each Lessee under each Lease Contract for periods on and after the Cut-Off Date applicable to such Lease Contract together with certain other information as reflected thereon. The information set forth in the Lease Schedule is true, complete and correct in all respects.

1. To the best knowledge of Seller, the historical delinquency and loss information set forth in Exhibit "H" to the Purchase Agreement is true and
                              -----------
correct.

1. Seller has good and legal title to each of the Lease Contracts and Equipment (except for any computer software included therein, for which Seller's interest is limited to a non-exclusive, transferable license) and/or a first priority security interest in the Equipment in accordance with the perfection requirements of Section 2.01(d) of the Pooling and Servicing
                           ---------------
Agreement, in all cases free and clear of any encumbrances and adverse claims, except for the rights of the Lessees in and to the Equipment that are expressed in and under the Lease Contracts.

1. Neither Seller nor any of its Affiliates is a party to any contract for the servicing of the Lease Contracts or the related Equipment, other than the Pooling and Servicing Agreement.

1. Seller is not a party to any contract to sell or otherwise transfer any of the Lease Contracts or Equipment, other than the Principal Agreements and any purchase option rights granted to Lessees under the terms of their respective Lease Contracts as to the Equipment covered by such Lease Contract.

1. Neither Purchaser nor Seller has given any power of attorney (irrevocable or otherwise) to any Person for any purpose relating to the Lease Contracts or the Equipment, except for any power of attorney granted to any service entity that files UCC financing statements on Purchaser's or Seller's behalf.

1. Each Lease Contract and related Equipment, when transferred to the Purchaser hereunder, shall have been validly sold and delivered to Purchaser by Seller (who immediately prior to such assignment shall have owned full legal and equitable title to each Lease Contract). Upon delivery to Purchaser of the Lease Files, and execution and delivery of Bill of Sale and Assignments of all of the Lease Contracts and the related Equipment by Seller in favor of Purchaser, all of Seller's right, title and interest in and to the Lease Contracts and the related Equipment shall be validly and effectively transferred to Purchaser.

1. Seller is not selling the Equipment and the Lease Contracts with actual intent to hinder, delay or defraud any entity to which it is or will hereafter become indebted, is not insolvent on the Closing Date and will not become insolvent as a result of such sale, is not engaged in a business or transaction, or about to engage in a business or a transaction, for which any property remaining with Seller is an unreasonably small capital, and does not intend to incur, and does not believe that it will incur, debts that would be beyond its ability to pay as such debts mature.

1.             All of the representations and warranties made by Purchaser in
Section 3.02 of the Purchase Agreement with respect to the Existing Trust Assets
-----------
and all other Lease Contracts and Equipment that are not otherwise made by Seller hereunder are hereby incorporated by reference herein as if made by Seller with respect to the Lease Contracts and the related Equipment covered by this Agreement. In the event of any inconsistency between any of the representations and warranties set forth in this Section 3.02 and those set
                                                 ------------
forth in Section 3.02 of the Purchase Agreement, Seller shall be deemed to have
         ------------
made the respective representations and warranties set forth in Section 3.02 of
                                                                ------------
the Purchase Agreement.

A.        Other Representations.
          ---------------------

1. The written information supplied by Seller to the Controlling Party and the Rating Agencies in connection with obtaining a rating for the Certificates did not contain any untrue statement of a material fact or omit to state any material fact required to be stated in order to make such information not misleading.

1. No tax, assessment or other governmental charge will become payable by SunAmerica or the Trust as a result of (i) the sale, assignment and transfer to the Trust of the Existing Trust Assets and the other Lease Contracts pursuant to the Principal Agreements or (ii) the sale of the Certificates to SunAmerica as contemplated by the Purchase Agreement (other than taxes imposed with respect to the exchange of the Existing Certificates for new Certificates, or otherwise upon SunAmerica's or the Trust's gross or net income). Neither the ownership of the Certificates nor the transfer of the Existing Trust Assets and the other Lease Contracts or any other assets to the Trust shall, in and of itself, result in SunAmerica becoming subject to taxation or in its being deemed to be doing business in any jurisdiction in which any Lessee is located.

1. Neither Seller nor any of its respective officers, directors, employees or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions to any person in connection with the offering, issuance or sale of the Certificates except for any fees payable by Seller to SunAmerica or any affiliate thereof.

A.        Reconfirmation. Seller agrees that its participation in the
          --------------
transactions contemplated herein on each Closing Date shall constitute, without further act, a confirmation that each of its respective representations and warranties contained herein are true and correct on and as of such Closing Date as though made on and as of such Closing Date (except that the representations and warranties under Section 3.02 shall apply only to the Existing Trust Assets
                     ------------
and the other Lease Contracts and Equipment conveyed on such Closing Date).

                                      II.

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

A.        Generally.  Purchaser represents and warrants to Seller that:
          ---------

1. Purchaser has the power and authority to execute and deliver this Agreement and to carry out its terms.

1. This Agreement has been duly authorized, executed and delivered by Purchaser, and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the availability of equitable remedies.


                                      I.

                              COVENANTS OF SELLER

A.        Generally.  Seller agrees that it shall:
          ---------

1. Indicate on its computer files that all of the Seller's right title and interest in the Existing Trust Assets and the other Lease Contracts and Equipment sold and conveyed hereunder have been sold to Purchaser and that such Existing Trust Assets and the other Lease Contracts and the Seller's interest in the related Equipment have been sold by Purchaser to the Trustee for the benefit of the Certificateholders and the Bond Insurer;

1. Except for the transfers hereunder, Seller shall not sell, pledge, assign or transfer to any other person, or grant, create, incur, assume or suffer to exist any Lien on any Lease Contract or Equipment sold to Purchaser, or any interest therein; Seller will promptly notify Purchaser and the Controlling Party after Seller learns of the existence of any Lien on any Lease Contract or Equipment; and Seller shall defend the right, title and interest of Purchaser in, to and under the Lease Contract and Equipment sold to Purchaser, against all claims of third parties;

1. Take such actions, and provide to Purchaser and the Controlling Party such information, relating to the Existing Trust Assets and the other Lease Contracts, Equipment and the Lease Schedule as Purchaser or the Controlling Party shall from time to time require by notice to Seller to permit Purchaser to duly perform its duties and obligations under the Purchase Agreement, the Insurance Agreement or the Pooling and Servicing Agreement;

1. Respond to any inquiries with respect to ownership of a Lease Contract or related Equipment sold and purchased hereunder by stating that, from and after the applicable Closing Date relating thereto, Seller is no longer the owner of such Lease Contract and Equipment and that ownership of such Lease Contract is held by the Trust and ownership of such Equipment is held by the Purchaser, subject to the Lease Contract; and

1. Allow Purchaser and the Controlling Party and their representatives, upon reasonable prior notice, to have full and free access during normal business hours to all books, correspondence, and written and computer records of Seller as appropriate to verify Seller's compliance with this Agreement, and the accuracy of its representations and warranties hereunder, and allow Purchaser and the Controlling Party and their respective representatives to examine and audit the same, and make photocopies thereof, and Seller shall render to Purchaser and the Controlling Party and their respective representatives, at Seller's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

A.        Characterization of Transactions for Tax Purposes. The Purchase
          -------------------------------------------------
Agreement and the transactions contemplated by the Pooling and Servicing Agreement have been structured with the intention that they will be treated as a financing transaction for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income and that the Certificates will be treated as indebtedness. Seller and Purchaser each agree to take no action inconsistent with the treatment of such transactions as a financing transaction and the Certificates as indebtedness for such tax purposes. Seller agrees to treat the transactions contemplated by the Principal Agreements as a sale of the Existing Trust Assets and the other Lease Contracts and Equipment from Seller to Purchaser, and a sale of Lease Contracts from Purchaser to the Trust, for financial accounting purposes.

                                      I.

                             REPURCHASE OBLIGATION

A.        Repurchase Upon Breach of Certain Representations and Warranties.
          ----------------------------------------------------------------

1.             The representations and warranties of Seller set forth in Section
                                                                         -------
3.02 hereof with respect to each of the Lease Contracts and related Equipment
----
constituting part of the Existing Trust Assets, and each of the other Lease Contracts and related Equipment sold to Purchaser hereunder, shall continue so long as such Lease Contract remains outstanding. Upon discovery by Seller, Purchaser, Trustee, the Bond Insurer or any Certificateholder that any such representation or warranty with respect to any such Lease Contract and related Equipment covered hereby was incorrect as of the time made, such Person shall give prompt notice thereof to the other Persons. In the event that any such representation or warranty with respect to any such Lease Contract and related Equipment is incorrect and materially and adversely affects the interest of the Certificateholders or the Bond Insurer in such Lease Contract or related Equipment or the value of such Lease Contract or related Equipment, Seller shall eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect, within 30 days (or such longer period as Trustee and the Controlling Party may in its discretion consent to) after the discovery thereof by or notice thereof to Seller. If Seller fails or is unable to cure such circumstance or condition within such cure period (or if Seller is otherwise required to repurchase a Lease Contract or to provide a Substitute Lease Contract therefor under Section 2.09 hereof, and the respective
                                         ------------
cure period set forth in Section 2.09 hereof has expired), then by 3:00 p.m. New
                         ------------
York City time on the next succeeding Determination Date after the expiration of the applicable cure period, Seller shall either (i) purchase each Lease Contract and the related Equipment as to which such representation or warranty is incorrect, or (ii) substitute for such Lease Contract and the related Equipment a Substitute Lease Contract and all related Equipment; provided, however, that
                                                       --------  -------
each Substitute Lease Contract shall meet the Substitution Criteria and shall be subject to the requirements of Section 6.02 (b) hereof. The purchase price to
                               ----------------
be paid by Seller for the repurchase of any such Lease Contract and related Equipment (the "Repurchase Price") shall be equal to the sum of (A) the Warranty
                ----------------
Purchase Amount for the Lease Contract, plus (B) the Residual Value of the
                                        ----
Equipment covered by the Lease Contract, plus (C) interest on such Residual
                                         ----
Value at the Discount Pool Rate applicable to such Lease Contract from the Initial Closing Date to the date that such Lease Contract and Equipment are repurchased. The proceeds of such Repurchase Price shall be remitted by Seller to Servicer for deposit by Servicer in the Investment Account on the date of closing of such repurchase.

1.             It is understood and agreed that the obligation of Seller under
Section 6.01(a) hereof to provide a substitute for or to repurchase any Lease
---------------
Contract and related Equipment shall, together with (but without duplication) the indemnification rights contained in the Principal Agreements, constitute the sole remedies against Seller available to Purchaser, SunAmerica, the Trust, the Certificateholders or Trustee on behalf of the Certificateholders respecting the breach by Seller of any representation or warranty under Section 3.02 hereof.
                                                         ------------

A.        Repurchase or Substitution of Leases.
          ------------------------------------

1. With respect to any Lease Contract to be prepaid or terminated early, Seller shall in each such case be entitled either to purchase such Lease Contract and the related Equipment for the Repurchase Price or to deliver a Substitute Lease Contract therefor meeting the Substitution Criteria; provided,
                                                                      --------
however, that the cumulative Discounted Lease Contract Balance of all such
-------
prepaid or early-terminated Lease Contracts that are substituted for by Seller hereunder (measured as of the date of such substitution) shall not exceed 5.0 % of the Initial Aggregate Certificate Principal Balance (measured as of the date of such substitution).

1. Seller shall provide to Purchaser and Trustee on the date of delivery of any Substitute Lease Contract submitted by Seller under Section
                                                                    -------
6.01(a)(ii) or Section 6.02(a) hereof the items listed in (i) and (ii) below,
-----------    ---------------
and to the Controlling Party the item listed in (i) below, and Seller shall provide to Purchaser, Trustee and the

Controlling Party at or before the end of each calendar quarter (or, with respect to each Substitute Lease Contract substituted by Seller hereunder on or after the fifteenth (15th) day of the last month of such calendar quarter, within fifteen (15) days after the date of such substitution), the items listed in (iii) below with respect to any Substitute Lease Contracts substituted during such period;

     a) () a supplement to this Agreement and to the Pooling and Servicing Agreement substantially in the form of Exhibit "B" hereto and
                                                      -----------
     Exhibit "H" to the Pooling and Servicing Agreement, subjecting such
     -----------
     Substitute Lease Contract and all related Equipment to the provisions hereof and thereof, and providing with respect to the Substitute Lease Contract and related Equipment the information set forth in the Lease Schedule;

     a) () the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract and the related Lease File, including (without limitation) any related Certificate of Title; and

     a) () evidence that financing statements have been filed with respect to such Substitute Lease Contract in accordance with the terms of this Agreement and Section 2.01(d) of the Pooling and Servicing Agreement
                        ---------------

A.        Transfer and Assignment.
          -----------------------

1. Seller shall be entitled to the transfer and assignment of any Lease Contract and the related Equipment by Purchaser to at any time: (i) after a payment by Seller of the Repurchase Price under Section 6.01(a) for such Lease
                                                  ---------------
Contract and related Equipment; (ii) after a Substitute Lease Contract is substituted for such Lease Contract in accordance with Section 6.01(a)(ii) or
                                                       -------------------
Section 6.02(a) hereof; or (iii) upon the termination of a Lease Contract
---------------
following the sale, lease or other disposition of the related Equipment; provided, that, in each such case, the Seller first delivers to Purchaser,
--------
Trustee and the Controlling Party an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be so transferred and assigned, (B) requesting the transfer and assignment thereof,
(C) certifying that the requirements of Section 6.01(a)(ii) and Section 6.02
                                        -------------------     ------------
hereof have been satisfied, in the event such Lease Contract and Equipment are being transferred and assigned pursuant to clause (iii) hereof, (D) setting forth the amount deposited in the Investment Account with respect to such Lease Contract and Equipment, in the event such Lease Contract and Equipment are being transferred and assigned the pursuant to clause (i) or (iii) hereof, and (D) certifying that the amount so deposited in the Investment Account equals (1) the Repurchase Price required to be paid under Section 6.01(a) for such Lease
                                           ---------------
Contract and related Equipment, in the event of a transfer and assignment pursuant to clause (i) hereof, or (2) the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract and related Equipment, in the event of a transfer and assignment pursuant to clause (iii) hereof; provided, however, that upon the termination of any Lease Contract, any
        --------  -------
Residual Proceeds from the related Equipment shall be placed in the Investment Account prior to Trustee releasing such Equipment from the security interest granted to the Trustee by Purchaser pursuant to the Pooling and Servicing Agreement and prior to Purchaser transferring and assigning such Lease Contract and related Equipment to Seller pursuant to this Agreement.

1.             Upon satisfaction of the conditions specified in Section 6.03(a)
                                                                ---------------
hereof, Purchaser shall release to Seller the related Lease Files and shall execute and deliver to or upon the order of Seller such instruments of transfer or assignment of such Lease Contract and related Equipment, in each case without recourse, representation or warranty, as Seller shall reasonably request (as shall be prepared by and at the expense of Seller).

A.        Merger or Consolidation of, or Assumption of the Obligations of the
          -------------------------------------------------------------------
Seller.
------

1. Except as hereinafter provided, the Seller will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Lease Contracts and to perform its duties under this Agreement.

1. Any person into which the Seller may be merged or consolidated, or to whom the Seller has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller shall he the successor of the Seller hereunder and under the Pooling and Servicing Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Immediately after giving effect to such transaction, (i) no representation or warranty made pursuant to Section 3.01 hereof shall have been
                                            ------------
breached, (ii) the Seller shall deliver to the Purchaser, the Bond Insurer, the Trustee and each Certificateholder a certificate of an officer of the Seller and an Opinion of Counsel each stating that such consolidation, merger, or succession complies with this Section 6.04, that all conditions precedent, if
                              ------------
any, provided for in this Agreement relating to such transaction have been complied with and that the surviving entity has succeeded to all of the duties and obligations of the Seller under this Agreement and the Pooling and Servicing Agreement, and (z) the Seller shall deliver to the Purchaser, the Trustee, the Bond Insurer, each Rating Agency and each Certificateholder an Opinion of Counsel either (1) stating that, in the opinion of such Counsel, all financing statements or other lien documents with respect to Lease Contracts and continuation statements and amendments thereto that are necessary to fully preserve and protect the interest of the Purchaser in the Lease Contracts have been executed and filed, or delivered, as the case may be, and reciting the details of such statements and documents, or (2) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest. The Seller shall provide prior written notice of any such event to the Rating Agencies and the Controlling Party.

A.        Preservation of Security Interest.  The Seller shall execute and file
          ---------------------------------
such financing statements or other lien documents with respect to Lease Contracts relating to Vehicles and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law to fully preserve, maintain, and protect the interest of the Purchaser under this Agreement in the Lease Contracts and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall not be required to file financing statements with respect to the Equipment, except to the extent provided in the Pooling and Servicing Agreement.

A.        Preservation of Name, etc.  The Seller will not change its name,
          -------------------------
identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller in accordance with Section 6.05 hereof or the Pooling and Servicing Agreement
                ------------
seriously misleading within the meaning of (S) 9-402 (7) of the UCC, unless it shall have given the Purchaser, the Controlling Party and the Trustee at least ten (10) days prior written notice thereof and shall have made such filings as are required by Sections 2.01(c) and (d) of the Pooling and Servicing Agreement
                ------------------------
in connection therewith.

A.        Preservation of Office.  The Seller will give the Purchaser, the
          ----------------------
Controlling Party and the Trustee at least ten (10) days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall make such filings as are required by Sections
                                                                       --------
2.01(c) and (d) of the Pooling and Servicing Agreement in connection therewith.
---------------

A.        Electronic Ledger.  The Seller will mark the Lease Files and the Lease
          -----------------
Management System to the effect that the Lease Contracts and Equipment have been contributed to the Purchaser and that they have been transferred and assigned to the Trust pursuant to the Pooling and Servicing Agreement.

A.        Obligations with Respect to Lease Contracts.  The Seller will duly
          -------------------------------------------
fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract, will not purport to change or modify the terms of the Lease Contracts except as expressly permitted by the terms of the Pooling and Servicing Agreement and will do nothing to impair the rights of the Purchaser or the Trust in the Lease Contracts, the Equipment or the Vehicles. In the event that the rights of the Seller under any Lease Contract, any guaranty of the related Lessee's obligations under any Lease Contract, or any Insurance Policy are not assignable to the Purchaser or to the Trust, the Seller will enforce such rights on behalf of the Trust.

A.        Compliance with Law.  The Seller will comply, in all material
          -------------------
respects, with all material acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Trust Assets or any part thereof; provided, however, that the Seller may contest any act,
              --------  -------
regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Purchaser or the Trust in the Trust Assets.

A.        Conveyance of Trust Assets; Security Interests.  Except for the
          ----------------------------------------------
transfers and conveyances hereunder and pursuant to the Pooling and Servicing Agreement, the Seller will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien, on any Trust Asset, or any interest therein and the Seller shall defend the right, title, and interest of the Purchaser and its successors and assigns in, to, and under the Trust Assets, against all claims of third parties claiming through or under the Seller, or any of its affiliates.

A.        Notification of Breach.  The Seller will advise the Purchaser and the
          ----------------------
Trustee promptly, in reasonable detail, following discovery by or notice to the Seller of any breach by the Seller of any of its representations, warranties and covenants contained herein.

A.        Pooling and Servicing Agreement.  On the Initial Closing Date, the
          -------------------------------
Seller shall enter into the Pooling and Servicing Agreement with the Purchaser, the Backup Servicer and the Trustee.

A.        Further Assurances.  The Seller will make, execute or endorse,
          ------------------
acknowledge and file or deliver to the Purchaser from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Assets and other rights covered by this Agreement, as the Purchaser may request and reasonably require.

A.        Notice of-Liens. The Seller shall notify the Purchaser and the Trustee
          ---------------
promptly after becoming aware of any Lien on any Trust Asset.

A.        Purchaser Status.  The Seller shall not amend the certificate of
          ----------------
incorporation of the Purchaser without the prior written consent of the Rating Agencies, the Bond Insurer and the Majority Certificateholders.

A.        Purchaser's Stock.  The Seller will not transfer, assign, convey or
          -----------------
sell the Common Stock of the Purchaser issued to it pursuant to the Capital Contribution Agreement. In furtherance of the Seller's negative covenant pursuant to the preceding sentence, the Seller will deliver to the Trustee on the Initial Closing Date each certificate representing any Common Stock of the Purchaser held by the Seller and the Seller promptly will deliver to the Trustee upon receipt by the Seller each certificate representing any additional shares of the capital stock of the Purchaser at any time thereafter acquired by the Seller to hold in escrow until the Trust is terminated.


                                      I.

                                   INDEMNITY

A.        Indemnities.  (a) Seller shall defend and hold harmless, and hereby
          -----------
indemnifies, Purchaser, Trustee (except to the extent the following result from the gross negligence or willful misconduct of Trustee), the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer and the Certificateholders from and against any taxes that may at any time be asserted against Purchaser, Trustee, the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer or the Certificateholders or their respective directors, officers, employees and agents, with respect to (i) the execution and delivery of the Principal Agreements, (ii) the issuance of the Certificates, (iii) the depositing of funds into the Cash Collateral Account, and (iv) the sale, transfer and assignment of Lease Contracts and other rights and interests to Trustee for the benefit of the Certificateholders and the Bond Insurer, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to ownership of the Equipment or Trust Assets or federal or other income taxes, including franchise taxes measured by net income, arising out of the transactions contemplated by the Principal Agreements), and reasonable out-of-pocket costs and expenses in defending against the same.

1. Seller shall defend and hold harmless, and hereby indemnifies, Purchaser, Trustee, the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer and the Certificateholders, and their respective directors, officers, employees and agents, from and against any loss, liability or expense incurred by reason of (i) Seller's willful misfeasance, bad faith, or negligence in the performance of its duties under the Principal Agreements, or (ii) any action taken or failed to be taken as required by the terms of the Principal Agreements, by Seller in respect of any of the Lease Contracts or Equipment.

1. Seller shall defend and hold harmless, and hereby indemnifies, Purchaser, Trustee, the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer and the Certificateholders, from and against any and all loss, liability, damage, judgment, claim, deficiency or expense that arises out of or is based upon (i) a breach at any time by Seller of its representations, warranties and covenants contained in the Principal Agreements, (ii) any information certified in any schedule or other writing delivered by Seller hereunder, being untrue in any material respect when any such representation was made or schedule delivered, or (iii) any act or omission in respect of a Lease Contract or its related Equipment occurring prior to the Closing Date on which the Lease Contract and Equipment were purchased hereunder; provided, however,
                                                           --------  -------
that Seller shall not be so required to indemnify Purchaser, Trustee, the Trust, SunAmerica, the Back-up Servicer and the Certificateholders for or on account of or arising from or in connection with any breach of a representation or warranty a remedy for the breach of which is provided in Article VI hereof, except in
                                                ----------
respect of claims, demands and causes of action of Lessees, Governmental Agencies, or other third parties.

1. Seller shall also indemnify, defend and hold harmless Purchaser, Trustee, the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer and the Certificateholders and their respective directors, officers, employees and agents, from and against any loss, liability or expense incurred by reason of the violation by any of such parties of federal or state securities laws in connection with the sale of the Certificates, to the extent such violation results from (i) any information furnished by or on behalf of Seller that in turn was furnished to the Certificateholders or the Bond Insurer, or (ii) the failure of Seller to furnish to Purchaser and the Controlling Party any information known by any officer or agent of Seller and that was not otherwise known by any officer or agent of the Controlling Party, SunAmerica or any of its Affiliates.

1.             THE INDEMNITIES OF SELLER UNDER THIS SECTION 7.01 SHALL APPLY
                                                    ------------
NOTWITHSTANDING THAT A CLAIM, DEMAND, LIABILITY, LOSS, COST OR EXPENSE IS ATTRIBUTABLE IN WHOLE OR IN PART TO THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

1.             Indemnification under this Section 7.01 shall include reasonable
                                          ------------
out-of-pocket fees and expenses of counsel and expenses of litigation, shall survive the execution, delivery and performance of this Agreement regardless of any investigation made by the indemnified parties or any other Person, and shall also survive termination of the Trust or the repurchase of a Lease Contract. If Seller shall have made any indemnity payments to Purchaser, Trustee, SunAmerica, the Trust, the Back-up Servicer and the Certificateholders pursuant to this Section 7.01 and Purchaser, Trustee,
                                        ------------
SunAmerica, the Trust and the Certificateholders thereafter shall collect any of such amounts from persons other than Seller, Purchaser, Trustee, SunAmerica, the Trust, the Back-up Servicer or the Certificateholders, as the case may be, shall promptly upon receipt thereof repay such amounts (or use its best efforts to cause Purchaser, Trustee, SunAmerica, the Back-up Servicer or the Certificateholders to repay such amounts) to Seller, without interest.


                                      I.

                                 MISCELLANEOUS

A.        Survival.  Each of the parties agrees that the representations,
          --------
warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on its behalf, and that the representations, warranties and agreements made by each of the parties hereto herein or in any such certificate or other instrument shall survive the delivery and payment for the Lease Contracts and Equipment. The provisions of this Section 8.01 shall
                                                           ------------
survive any termination or cancellation of this Agreement.

A.        Governing Law; Counterparts.  This Agreement is to be governed by, and
          ----------------------------
interpreted, construed and enforced in accordance with, the internal law of the State of New York without regard to principals of conflicts of laws. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

A.        Amendments.  Subject to the provisions of Section 8.10, this Agreement
          ----------                                ------------
or any term hereof may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought provided that the Controlling Party shall have given its prior written consent. The Seller shall give prompt written notice of any amendment to this Agreement to each of the Rating Agencies.

A.        Headings. The headings in this Agreement are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning hereof.

A.        Notices. All demands, notices, and communications under this Agreement
          -------
shall be in writing and shall be deemed to have been duly given, made and received (a) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (b) when delivered by courier with appropriate evidence of receipt; or (c) upon transmission via facsimile transmission with appropriate evidence of receipt at the following address of the recipient: (i) in the case of Seller, at 1851 East First Street, Suite 600, Santa Ana,

California 92705, (ii) in the case of Purchaser, at 10 Mountainview Road, Suite 103, South Wing, Upper Saddle River, New Jersey 07458, and (iii) in the case of the Bond Insurer, at 885 Third Avenue, New York, New York 10022, Attention: Head of Exposure Management or Senior Risk Officer. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 8.05 for giving notice
                                                  ------------
and by otherwise complying with any applicable terms of this Agreement.

A.        Severability of Provisions.  If any one or more of the covenants,
          --------------------------
agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

A.        Assignment.  This Agreement may not be assigned by Seller or Purchaser
          ----------
without the prior consent of the Controlling Party. Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding on, the parties hereto, and their successors and assigns.

A.        Further Assurances.  Seller and Purchaser agree to do and perform from
          ------------------
time to time, any and all acts and to execute any and all further instruments required or reasonably requested by either party, the Controlling Party, SunAmerica or the Trustee more fully to effect the purposes of this Agreement in a manner consistent with this Agreement, including, without limitation, the execution of any financing statements or continuation statements or other documents or instruments relating to the Lease Contracts and the Equipment for filing under the provisions of the UCC or other relevant laws of any applicable jurisdiction.

A.        No Waiver; Cumulative Remedies. No failure to exercise and no delay in
          ------------------------------
exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

A.        Third-Party Beneficiaries.  In addition to being for the benefit of
          -------------------------
Purchaser, each covenant, representation and warranty of Seller under this Agreement is expressly for the direct benefit of the Trustee, the Trust, SunAmerica, the Certificateholders, and the Bond Insurer, the Back-up Servicer, their respective successors and assigns as fully as if the Trustee, the Trust, SunAmerica, the Bond Insurer, the Back-up Servicer and the Certificateholders were parties to this Agreement and such covenants were made with, and such representations and warranties were made to, the Trustee, the Trust, SunAmerica, the Bond Insurer and the Certificateholders. Seller acknowledges that the Trustee and Back-up Servicer, on behalf of the Trust and the Bond Insurer, and SunAmerica, have executed the Pooling and Servicing Agreement and the Purchase Agreement and the Certificateholders have purchased the Certificates in reliance, in part, on Seller's covenants, representations and warranties under this Agreement. The Trustee, SunAmerica, the Bond Insurer, the Back-up Servicer and/or the Certificateholders may directly enforce against Seller in their own names each of Seller's covenants, representations and warranties under this Agreement, without the joinder of Purchaser. Notwithstanding any other term or provision hereof, no amendment of this Agreement shall be effective as to SunAmerica, the Trustee, the Trust, the Bond Insurer and the Certificateholders unless such amendment has been approved by SunAmerica, the Trustee, the Bond Insurer, and the Majority Certificateholders. SunAmerica, the Bond Insurer, the Back-up Servicer, the Trustee, the Trust and the Certificateholders do not assume, and shall have no liability for, any of the obligations of Purchaser under this Agreement.

A.        Non-Petition.  Each party hereto agrees that so long as this Agreement
          ------------
is in effect and for one year and one day after its termination, neither it nor any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against Seller.



                          [INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        ROCKFORD LIMITED I



                                    By:
                                             Larry Hartmann
                                             President



                                        ROCKFORD INDUSTRIES, INC.



                                    By:
                                             Gerry J. Ricco
                                             President

                                   EXHIBITS
                                   --------


A.   Bill of Sale and Assignment

B.   Supplement to Equipment and Lease Purchase Agreement (Substitute Leases)